PUTNAM
FEDERAL
INCOME
TRUST

ANNUAL REPORT

October 31, 1995

[LOGO]
BOSTON * LONDON * TOKYO

 FUND HIGHLIGHTS

According to Lipper Analytical Services, Putnam Federal Income Trust's class A share total return ranked 38 out of 163 general U.S. government funds for the 12 months ended October 31, 1995, placing it in the top 24% of funds in this category.*

Funds in [the government bond] group have bounced back nicely from 1994's troubles, with the most interest-rate sensitive of the lot turning in gains that even come close to those of stock funds. As this performance suggests, duration has largely determined funds' relative status this year. Since early this summer, Treasury yields have stayed [below] 7%. Thus funds with above-average durations -- five years or more -- have generally been the year's leaders."

     -- Morningstar Mutual Funds, October 13, 1995




CONTENTS
4    Report from Putnam Management

8    Fund performance summary

12   Portfolio holdings

15   Financial statements


* Lipper Analytical Services, an independent research organization, ranks funds according to total-return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 10/31/95, the fund's class A shares ranked 38 out of 163 and 46 out of 74 general U.S. government funds for 1- and 5-year performance, respectively. The fund's class B shares ranked 63 out of 163 funds for 1-year performance. Past performance is not indicative of future results.

FROM THE CHAIRMAN
                                              [PHOTO OF GEORGE PUTNAM]
                                                     (C) KARSH, OTTAWA

DEAR SHAREHOLDER:

PUTNAM FEDERAL INCOME TRUST CLOSED THE BOOKS ON AN EVENTFUL 12-MONTH PERIOD THAT BEGAN AT THE TAG END OF ONE OF THE SHARPEST BOND MARKET DECLINES ON RECORD AND ENDED IN THE MIDST OF ONE OF THE MARKET'S STRONGEST RALLIES. AS FUND MANAGERS KENNETH TAUBES AND MAX SENTER RELATE IN THE REPORT THAT FOLLOWS, RESULTS FOR THE FISCAL YEAR THAT ENDED ON OCTOBER 31, 1995, WERE GRATIFYING, ESPECIALLY IN CONTRAST TO LAST YEAR'S CHALLENGES.

MOREOVER, KEN AND MAX SEE EVIDENCE SUGGESTING THAT THE CURRENT ENVIRONMENT, WHICH HAS BEEN SO AMENABLE TO FIXED- INCOME INVESTMENTS, WILL CONTINUE IN THE MONTHS AHEAD. AMONG THE FAVORABLE FACTORS ARE PROSPECTS FOR A SUSTAINABLE PACE OF ECONOMIC GROWTH AND CONTINUED LOW INFLATION.

ANOTHER CUT IN SHORT-TERM INTEREST RATES BY THE FEDERAL RESERVE BOARD AND AGREEMENT BY CONGRESS AND THE PRESIDENT ON A FEDERAL BUDGET THAT REDUCES THE NATIONAL DEFICIT APPEAR TO BE REASONABLE PROSPECTS. BOTH WOULD BE GREETED WARMLY BY THE BOND MARKET AS YOUR FUND ENTERS FISCAL 1996.

RESPECTFULLY YOURS,


GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
DECEMBER 20, 1995

REPORT FROM THE FUND MANAGERS
KENNETH J. TAUBES
MAX S. SENTER

Bolstered by a bond-market rally that began in November 1994, Putnam Federal Income Trust delivered solid total returns for the fiscal year ended October 31, 1995. Throughout the fiscal period, the U.S. economy's growth rate continued to slow toward the noninflationary pace targeted by the Federal Reserve Board. At the same time, investors' concerns about inflation gradually subsided, driving down the yield on the benchmark 30-year Treasury bond to 6.33% on October 31, 1995.

For the fiscal year, your fund's class A shares returned 15.97% at net asset value (NAV), outpacing the Lehman Brothers Government Bond Index's 15.38% return over the same period. The fund's class B shares posted a solid 15.09% total return at NAV. While the current bond-market surge contributed to your fund's solid performance, the diversified investment strategy that enables your fund to capitalize on profitable sectors of the market proved equally important. Over the fiscal year, your fund employed this approach effectively to derive benefit from U.S. Treasury securities, mortgage-backed securities, and corporate and international bonds.

EXTENDED DURATION AIDS PERFORMANCE AS INTEREST RATES DECLINE

The fund's diversified strategy adds an additional dimension to our ability to manage the portfolio's duration. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years.

Early in the fund's fiscal year, we kept the portfolio's duration relatively short to protect the fund's value as long-term interest rates continued to climb. As the current bond-market rally picked up steam in response to slowing economic growth and moderate inflation, investors' fears of inflation gradually dissipated. This, in turn, pushed long-term interest rates lower. At the same time, we extended the portfolio's duration in order to capitalize on the interest-rate decline.

Such a strategy does not come without risk: if interest rates had risen, this longer duration might have adversely affected the fund's performance. However, diversification of the portfolio among several different fixed-income sectors -- including an allocation of nearly 10% to international bonds in core European markets -- offered a greater degree of value protection in case domestic interest rates had turned upward.

LONGER-TERM TREASURIES ADVANCE AS INFLATION CONCERNS SUBSIDE

Over the past fiscal year, as economic growth slowed steadily, the Federal Reserve Board reduced the federal funds rate only once. The federal funds rate is the rate at which banks offer overnight loans to one another, and the Fed typically reduces it to stimulate the U.S. economy when growth is stagnating. During the same 12-month period, investors largely overcame their fears of inflation, and, as a result, interest rates on longer- term Treasuries declined considerably.

For your fund, all of this compelled us to invest more aggressively in Treasuries with maturities ranging between 10 and 30 years. Treasuries typically perform well during bond- market rallies because their values rise as interest rates drop. In the more recent stages of the current rally, Treasuries with longer maturities fared particularly well as long-term interest

CHANGES IN PORTFOLIO COMPOSITION*
[BAR CHART]
----------------------------------------------------------------------
Date                               10/31/94                 10/31/95
Mortgage-backed securities            37.5%                    36.7%
U.S. Treasuries                       26.0%                    43.3%
Foreign bonds and notes               20.8%                     9.8%
Corporate bonds                        9.9%                     8.1%
Collateralized Mortgage obligations    4.3%                     8.4%
Short-term investments                 0.3%                     0.3%
----------------------------------------------------------------------
*Based on total net assets as of indicated date. Holdings will vary over time.

rates declined, and your portfolio's investments in these securities aided performance substantially.

MORTGAGE SECURITIES AND CORPORATE BONDS BOOST PERFORMANCE

The fund benefited from its position in collateralized mortgage obligations (CMOs), bonds backed by mortgage securities that split the cash flows from pools of mortgage loans into various time frames and payment structures. While CMOs provide attractive yield advantages relative to Treasuries and can enhance the fund's dividend income, they may be more difficult to sell than other mortgage-backed securities. The portfolio's CMOs tend to perform well during bond-market rallies, and we moderately increased the portfolio's allocation to these securities during the fiscal year.

Although the pace of economic growth slowed during the fiscal year, corporations continued to report solid earnings, aided by enhanced productivity and effective cost-control measures. As a result, demand for corporate bonds remained steady, and your fund's modest allocation to this sector bolstered performance.

OUTLOOK: SLOW ECONOMIC GROWTH BODES WELL FOR BONDS

As the fund moves into fiscal 1996, both economic growth and inflation seem to be headed for a decline. Congress and the Clinton administration appear increasingly likely to approve a budget that reduces the national deficit, and short-term interest rates remain relatively high -- two factors that may constrict economic growth in the coming months. In this environment, we believe the Fed may reduce short-term interest rates in the near future to keep the economy expanding at a productive pace. Although there can be no assurances, all of this suggests a healthy environment for bonds in the near term.

If the Fed eases short-term interest rates and benign inflation restrains long-term rates, we will likely maintain the portfolio's longer duration to capitalize on the potential benefits. At the same time, we will carefully monitor the level of prepayments in the mortgage-backed securities market. Prepayments, which diminish the value of mortgage-backed securities, can accelerate as mortgage holders rush to refinance in response to

LENGTHENING DURATION AS INTEREST RATES FALL
[LINE CHART]
DATE                 30-YEAR TREASURY(%) PORTFOLIO DURATION(YEARS)
----------------------------------------------------------------------
10/94                               7.97                      4.78
11/94                                  8                      4.78
12/94                               7.88                      4.72
1/95                                 7.7                       4.5
2/95                                7.44                      5.19
3/95                                7.43                      5.25
4/95                                7.33                      5.49
5/95                                6.65                      5.84
6/95                                6.62                       5.6
7/95                                6.84                      5.89
8/95                                6.65                      6.18
9/95                                 6.5                      6.21
10/95                               6.33                     6.19
----------------------------------------------------------------------
This graph illustrates that the fundOs managers lengthened the portfolioOs average duration as the yield on the benchmark 30-year Treasury bond declined. Lengthening duration often entails purchasing longer-term bonds, which typically appreciate more than shorter-term bonds as long-term yields fall. Although this investment strategy was viewed favorably as of 10/31/95, there is no guarantee that this strategy will be successful or that the fund will respond to each long-term interest-rate shift in this fashion.

falling long-term interest rates. If this occurs, we may choose to protect the portfolio's value by shifting to lower-coupon securities or by reducing the fund's allocation to mortgage-backed securities.

We believe the current potency of the dollar relative to major foreign currencies reflects its appropriate value, and that this strength will be sustained. Consequently, we plan to maintain existing currency hedges on the fund's international holdings to lock in attractive exchange rates when converting these bonds back into dollars.

Going forward, we will keep abreast of changing market conditions to identify the best value opportunities as we strive to maintain the fund's competitive income and total return.


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM FEDERAL INCOME TRUST IS DESIGNED FOR INVESTORS SEEKING HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL PRIMARILY THROUGH U.S. GOVERNMENT SECURITIES.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/95

                  CLASS A            CLASS B              CLASS M
                 (6/2/86)           (6/6/94)             (4/12/95)
                 NAV       POP       NAV      CDSC       NAV       POP
----------------------------------------------------------------------
1 year        15.97%    10.51%    15.09%    10.09%        --        --
5 years        48.26     41.26        --        --        --        --
Annual average  8.19      7.15        --        --        --        --
----------------------------------------------------------------------
Life of class  94.92     85.70     13.46      9.46     9.35%     5.81%
Annual average  7.34      6.79      9.44      6.67        --        --
----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 10/31/95

                            LEHMAN BROS.
                              GOVERNMENT                      CONSUMER
                              BOND INDEX                  PRICE INDEX
----------------------------------------------------------------------
1 year                            15.38%                         2.81%
----------------------------------------------------------------------
5 years                            57.67                         15.13
Annual average                      9.54                          2.86
----------------------------------------------------------------------
Life of class A                   123.14                         41.14
Annual average                      8.90                          3.73
----------------------------------------------------------------------
Life of class B                    15.52                          4.20
Annual average                     10.71                          2.98
----------------------------------------------------------------------
Life of class M                     9.73                          1.52
----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares, which commenced operations on 4/12/95. CDSC for class B shares assumes 5% maximum contingent deferred sales charge.

GROWTH OF A $10,000 INVESTMENT
[MOUNTAIN CHART]
               FUNDOS CLASS           CONSUMER           LEHMAN BROS.
                A SHARES AT        PRICE INDEX             GOVERNMENT
DATE                    POP              (CPI)             BOND INDEX
----------------------------------------------------------------------
6/2/86               $9,525            $10,000                $10,000
10/31/86             $9,955            $10,129                $10,672
10/31/87             $9,815            $10,588                $10,868
10/31/88            $10,763            $11,038                $11,925
10/31/89            $11,879            $11,534                $13,360
10/31/90            $12,525            $12,259                $14,152
10/31/91            $14,391            $12,617                $16,219
10/31/92            $15,507            $13,021                $17,894
10/31/93            $16,773            $13,379                $20,244
10/31/94            $16,012            $13,728                $19,339
10/31/95            $18,569            $14,114                $22,314
----------------------------------------------------------------------
Past performance is no assurance of future results. A $10,000 investment in the fundOs class B shares at inception on 6/6/94 would have been valued at $11,346 on 10/31/95 ($10,946 with a redemption at the end of the period). A $10,000 investment in the fundOs class M shares at inception on 4/12/95 would have been valued at $10,935 at net asset value, $10,581 assuming the maximum applicable 3.25% sales charge.

PRICE AND DISTRIBUTION INFORMATION
(12 months ended 10/31/95)

DISTRIBUTIONS               CLASS A       CLASS B        CLASS M
----------------------------------------------------------------------
Number                           12            12               6
----------------------------------------------------------------------
Income                       $0.588        $0.521          $0.285
----------------------------------------------------------------------
Capital gains(1)                 --            --              --
----------------------------------------------------------------------
Total                         0.588         0.521           0.285
----------------------------------------------------------------------
SHARE VALUE:               NAV       POP       NAV       NAV       POP
----------------------------------------------------------------------
10/31/94                 $9.32     $9.78     $9.30        --        --
----------------------------------------------------------------------
4/12/95                     --        --        --     $9.57    $9.89
(inception of class M shares)
10/31/95                 10.17     10.68     10.14     10.17    10.51
----------------------------------------------------------------------
CURRENT RETURN
----------------------------------------------------------------------
End of period
----------------------------------------------------------------------
Current dividend rate1   5.78%     5.51%     5.21%     5.55%     5.37%
Current 30-day
SEC yield2                5.84      5.56      5.10      5.56      5.38
----------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. 2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)

                 CLASS A             CLASS B             CLASS M
                (6/2/86)            (6/6/94)            (4/12/95)
                 NAV       POP       NAV      CDSC       NAV       POP
----------------------------------------------------------------------
1 year        14.51%     9.03%    13.53%     8.53%        --        --
----------------------------------------------------------------------
5 years        47.70     40.71        --        --        --        --
Annual average  8.11      7.07        --        --        --        --
----------------------------------------------------------------------
Life of class  92.07     82.98     11.74      7.74     7.67%     4.18%
Annual average  7.25      6.69      8.77      5.81        --        --
----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS GOVERNMENT BOND INDEX is an unmanaged list of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities). The average quality of bonds included in the index may be higher than the average quality of those bonds in which the fund customarily invests. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
for the fiscal year ended October 31, 1995

To the Trustees and Shareholders of
Putnam Federal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Federal Income Trust, including the portfolio of investments owned, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Federal Income Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 14, 1995

PORTFOLIO OF INVESTMENTS OWNED
October 31, 1995

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (80.0%)*
PRINCIPAL AMOUNT                                                VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS (1.8%)
----------------------------------------------------------------------
           Federal Home Loan Mortgage Corporation
$3,527,265 Ser. 40 E, 10s, June 15, 2019                   $3,629,776
 1,358,639 Ser. 43 C, 10s, June 15, 2019                    1,404,493
           Federal National Mortgage Association
 2,500,000 (Ser. 89-23 D,) 10.2s, due date
           September 25, 2018                               2,633,594
                                                         ------------
                                                           7,667,863
U.S. AGENCY MORTGAGE PASS-THROUGHS (34.9%)
----------------------------------------------------------------------
Federal National Mortgage Association
14,551,945 7 1/2s, with various due dates to
           June 01, 2025                                   14,701,975
11,421,631 6s, Dwarfs, with various due dates to
           October 1, 2010                                 11,146,714
           Government National Mortgage Association
   524,385 11 1/2s, with various due dates to
           February 15, 2019                                  595,148
 1,848,391 10s, with various due dates to October
           15, 2020                                         2,022,251
 8,599,264 9s, with various due dates to February
           15, 2010                                         9,160,978
 7,130,324 8 1/2s, with various due dates to
           October 15, 2009                                 7,521,949
20,578,929 8s, with various due dates to April 15,
           2008                                            21,597,693
 6,828,596 7 1/2s, with various due dates to September 15,
           2023                                             6,954,652
21,710,616 7s, with various due dates to September 15,
           2025                                            21,393,100
22,210,000 6 1/2s, TBA, November 14, 2025(   )             21,599,225
20,621,457 6 1/2s, with various due dates to October 15,
           2025                                            21,708,853
 5,470,791 6 1/2s, Midgets, with various due dates to
           December 15, 2008                                5,451,974
 5,684,087 6s, Midgets, with various due dates to
           May 15, 2009                                     5,565,060
                                                         ------------
                                                         149,419,572
U.S. TREASURY OBLIGATIONS (43.3%)
----------------------------------------------------------------------
15,800,000 U.S. Treasury Bonds 11 5/8s, November 15, 2004  21,858,352
 5,195,000 U.S. Treasury Bonds 8 7/8s, August 15, 2017      6,676,406
19,500,000 U.S. Treasury Bonds 8 1/8s, August 15, 2019     23,473,125
22,025,000 U.S. Treasury Bonds 7 1/2s, November 15, 2024   25,163,563
50,000,000 U.S. Treasury Notes 6 3/8s, August 15, 2002     51,289,000
31,000,000 U.S. Treasury Notes 6 1/4s, February 15, 2003   31,547,460
44,100,000 U.S. Treasury Strip zero %, November 15, 2004   25,474,365
                                                         ------------
                                                          185,482,271
----------------------------------------------------------------------
           TOTAL U. S. GOVERNMENT AND AGENCY OBLIGATIONS
           (cost $330,364,229)                           $342,569,706
----------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (6.6%)*
PRINCIPAL AMOUNT                                                VALUE

           Chase Manhattan Mortgage Finance Corp. Sub. Mtge.
 $ 970,497 Ser. 1993-3, CL B 6, 7.46s, October 29, 2024     $ 951,032
 4,146,270 Ser. 1993-3, CL B 7, 7.46s, October 29, 2024     4,063,108
 1,196,229 CMC Securities Corporation, Ser. 1994-F
           CL B 2, 6 1/4s, May 25, 2014                     1,105,417
 2,979,054 Housing Securities, Inc., Mtge. Pass Thru
           Certificate, Ser. 1993 J, 6.66s,
           January 25, 2009                                 2,903,193
           Prudential Home Mortgage Securities,
 2,745,466 Ser. 1994-28, CL B 2, 6.803s, 144A,
           September 25, 2001                               2,621,495
 5,050,992 Ser. 1994-D, CL 3 B, 6.3118s, 144A,
           August 28, 2009                                  4,626,935
 3,742,046 Ser. 1993-31, CL B 2, 6s, August 25, 2000        3,553,660
           Residential Funding Mortgage Securities,
           Mtge. Pass Thru Certificates,
 1,077,936 Ser. 1993-S17, CL M 3, 7s, May 25, 2008          1,034,987
 4,748,343 Ser. 1993-MZ3, CL A 1, 6.97s, August 28, 2023    4,681,905
   838,753 Ser. 1993-S23, CL M 3, 6 1/2s, June 25, 2008       783,316
 1,891,388 Securitized Asset Sales, Inc., Mtge.
           Pass Thru Certificate, Ser. 1994-3,
           CL B 1, 6.11s, February 25, 1999                 1,812,311
----------------------------------------------------------------------
           TOTAL NON-AGENCY COLLATERALIZED
           Mortgage Obligations (cost $26,148,281)        $28,137,359
----------------------------------------------------------------------

CORPORATE BONDS AND NOTES (8.1%)*
PRINCIPAL AMOUNT                                                 VALUE

$15,444,000  Citizens Utilities Co. deb., 7.68s, 2034      $17,691,720
  2,500,000  K Mart Corp. pass thru certificates,
             8.54s, 2015                                     2,256,250
  3,620,000  Parker & Parsley Petro sr. notes, 8 7/8s, 2005  3,975,158
  7,000,000  Procter & Gamble Co. deb., 8s, 2029             7,959,980
  2,495,000  Time Warner Inc . deb., 9 1/8, 2013             2,703,856
----------------------------------------------------------------------
             TOTAL CORPORATE BONDS AND NOTES
             (cost $31,491,864)                            $34,586,964
----------------------------------------------------------------------

FOREIGN BONDS AND NOTES (9.8%)*
PRINCIPAL AMOUNT                                                 VALUE

DEM   16,400,000  Treuhandanstalt (Government of Germany)
                  Bonds, 7 1/8s, 2003                     $12,231,594
DEM   10,750,000  Treuhandanstalt (Government of Germany)
                  Bonds, 8 1/4s, 2001                       8,513,756
GBP   12,159,000  United Kingdom Treasury Notes, 9.75s, 200221,247,790
----------------------------------------------------------------------
                  TOTAL FOREIGN BONDS AND NOTES
                  (cost $40,848,237)                       $41,993,140
----------------------------------------------------------------------

SHORT-TERM INVESTMENTS (0.3%)*
PRINCIPAL AMOUNT                                                 VALUE

 $1,225,000  Interest in $357,916,000 joint repurchase
             agreement dated October 31, 1995 with Lehman
             Brothers Inc., due November 1, 1995 with respect
             to various U.S. Treasury obligations--
             maturity value of $1,225,199 for an effective yield
              of 5.86%                                      $1,255,199
----------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS (cost $1,255,199) $1,255,199
----------------------------------------------------------------------
             TOTAL INVESTMENTS (cost $430,107,810)***     $448,542,368
----------------------------------------------------------------------

NOTES
*    Percentages indicated are based on net assets of $428,272,413.

     TBAs are mortgage-backed securities traded under delayed delivery commitments settling after October 31, 1995. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. The cost of TBA purchases held at October 31, 1995 was $21,614,841.

*** The aggregate identified cost for federal income tax purposes is $430,121,047, resulting in gross unrealized appreciation and depreciation of $21,675,864 and $3,254,543, respectively, or net unrealized appreciation of $18,421,321.

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD CURRENCY CONTRACTS TO SELL OUTSTANDING at October 31, 1995

----------------------------------------------------------------------
                   MARKET        AGGREGATE     DELIVERY     UNREALIZED
                    VALUE       FACE VALUE         DATE   DEPRECIATION
----------------------------------------------------------------------
British Pounds$16,008,341      $15,698,972     12/13/95     $(309,369)
British Pounds  4,023,113        3,998,853     12/13/95       (24,260)
Deutschemarks   8,493,602        8,336,974     12/13/95      (156,628)
Deutschemarks  11,403,831       10,919,036     12/13/95      (484,795)
----------------------------------------------------------------------
              $39,928,887      $38,953,835                  $(975,052)
----------------------------------------------------------------------

TBA SALE COMMITMENTS at October 31, 1995 (proceeds receivable
$21,624,861)
----------------------------------------------------------------------

                PRINCIPAL         DELIVERY       COUPON         MARKET
AGENCY             AMOUNT            MONTH         RATE          VALUE
----------------------------------------------------------------------
FNMA          $14,551,000         November        7.50%    $14,701,021
GNMA            6,827,000         November        7.50%      6,916,571
----------------------------------------------------------------------
                                                           $21,617,592
----------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS
----------------------------------------------------------------------
Investments in securities, at value
 (identified cost $430,107,810) (Note 1)                  $448,542,368
----------------------------------------------------------------------
Cash                                                               441
Interest receivable                                          5,027,261
----------------------------------------------------------------------
Receivable for shares of the fund sold                          21,171
----------------------------------------------------------------------
Receivable for securities sold                              21,326,090
----------------------------------------------------------------------
Receivable for closed currency contracts                     3,298,343
----------------------------------------------------------------------
TOTAL ASSETS                                             $478,215,674

LIABILITIES
----------------------------------------------------------------------
Payable for securities purchased                            21,691,034
----------------------------------------------------------------------
Distributions payable to shareholders                            1,420
----------------------------------------------------------------------
Payable for shares of the fund repurchased                     556,165
----------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                   668,666
----------------------------------------------------------------------
Payable for administrative services (Note 2)                     2,379
----------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                      115
----------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)     162,583
----------------------------------------------------------------------
Payable for distribution fees (Note 2)                          92,211
----------------------------------------------------------------------
Other accrued expenses and other liabilities                    91,247
----------------------------------------------------------------------
Payable for open forward currency contracts                    975,052
----------------------------------------------------------------------
Payable for closed forward currency contracts                4,084,797
TBA sale commitment at value (proceeds receivable
$21,624,861)                                                21,617,592
----------------------------------------------------------------------
TOTAL LIABILITIES                                           49,943,261
----------------------------------------------------------------------
NET ASSETS                                               $428,272,413
----------------------------------------------------------------------

REPRESENTED BY
----------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                            647,303,690
----------------------------------------------------------------------
Undistributed net investment income (Note 1)                 3,489,733
----------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                            (240,064,823)
----------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currency                             17,543,813
----------------------------------------------------------------------
TOTAL--REPRESENTING NET ASSETS APPLICABLE TO CAPITAL SHARES
OUTSTANDING                                              $428,272,413
----------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
----------------------------------------------------------------------
Net asset value and redemption price of class
----------------------------------------------------------------------
A shares ($426,252,312 divided by 41,903,276 shares)            $10.17
----------------------------------------------------------------------
Offering price per class A share (100/95.25 of $10.17)*         $10.68
----------------------------------------------------------------------
Net asset value and offering price of class B shares
----------------------------------------------------------------------
($1,834,545 divided by 180,996 shares)( )                       $10.14
----------------------------------------------------------------------
Net asset value and redemption price of class M shares
($185,556 divided by 18,250 shares)                             $10.17
----------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.17)*         $10.51
----------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

( ) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
Year ended October 31, 1995


INTEREST INCOME                                           $31,609,618
----------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------
Compensation of Manager (Note 2)                             2,680,908
----------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                 815,630
----------------------------------------------------------------------
Reports to shareholders                                         47,387
----------------------------------------------------------------------
Compensation of Trustees (Note 2)                               17,186
----------------------------------------------------------------------
Auditing                                                        48,387
----------------------------------------------------------------------
Legal                                                           15,462
----------------------------------------------------------------------
Postage                                                         83,944
----------------------------------------------------------------------
Administrative services (Note 2)                                 9,706
----------------------------------------------------------------------
Distribution fees -- class A (Note 2)                        1,079,383
----------------------------------------------------------------------
Distribution fees -- class B (Note 2)                           10,628
----------------------------------------------------------------------
Distribution fees -- class M (Note 2)                              250
----------------------------------------------------------------------
Other                                                           24,316
----------------------------------------------------------------------
TOTAL EXPENSES                                               4,833,187
----------------------------------------------------------------------
Expense reduction (Note 2)                                   (123,414)
----------------------------------------------------------------------
NET EXPENSES                                                 4,709,773
----------------------------------------------------------------------
NET INVESTMENT INCOME                                       26,899,845
----------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)            11,152,406
----------------------------------------------------------------------
Net realized gain on forward currency contracts (Note 1)     3,298,206
----------------------------------------------------------------------
Net unrealized appreciation of forward currency contracts
(Note 1)                                                       494,319
----------------------------------------------------------------------
Net unrealized appreciation of investments and TBA sale commitments
during the year                                             22,260,018
----------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                         37,204,949
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        64,104,794
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 YEAR ENDED OCTOBER 31
----------------------------------------------------------------------
                                                    1995         1994
----------------------------------------------------------------------
DECREASE IN NET ASSETS
----------------------------------------------------------------------
Operations:
----------------------------------------------------------------------
Net investment income                        $26,899,845   $35,547,108
----------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                 14,450,612  (57,345,780)
----------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign currencies  22,754,337   (3,636,389)
----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                               64,104,794  (25,435,061)
----------------------------------------------------------------------
Distributions to shareholders from:
----------------------------------------------------------------------
Net investment income
----------------------------------------------------------------------
  Class A                                   (26,249,604)  (35,082,377)
----------------------------------------------------------------------
  Class B                                       (56,929)       (4,735)
----------------------------------------------------------------------
  Class M                                        (2,393)            --
----------------------------------------------------------------------
Tax return of capital
----------------------------------------------------------------------
  Class A                                             --   (1,704,645)
----------------------------------------------------------------------
  Class B                                             --         (170)
----------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                    (59,501,922)  (87,976,030)
----------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                (21,706,054) (150,203,018)

NET ASSETS
----------------------------------------------------------------------
Beginning of year                            449,978,467   600,181,485
----------------------------------------------------------------------
END OF YEAR (including undistributed net investment
income and distributions in excess of net investment
income of $3,489,733 and
$625,970, respectively)                     $428,272,413  $449,978,467
----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                          FOR THE PERIOD                FOR THE PERIOD
                          APRIL 12, 1995                  JUNE 6, 1994
                           (COMMENCEMENT        YEAR     (COMMENCEMENT
                       OF OPERATIONS) TO       ENDED OF OPERATIONS) TO
                              OCTOBER 31  OCTOBER 31        OCTOBER 31
----------------------------------------------------------------------
                                   1995*        1995              1994
                                Class M      Class B
----------------------------------------------------------------------
Net asset value, beginning of period$9.57      $9.30             $9.68
----------------------------------------------------------------------
Investment operations
Net investment income                .29         .52               .18
Net realized and unrealized gain
(loss) on investments                .60         .84             (.32)
----------------------------------------------------------------------
Total from investment operations     .89        1.36             (.14)
----------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income            (.29)       (.52)             (.23)
  Net realized gain on investments    --          --                --
  Tax return of capital               --          --             (.01)
----------------------------------------------------------------------
Total distributions                (.29)       (.52)             (.24)
----------------------------------------------------------------------
Net asset value, end of period    $10.17      $10.14             $9.30
----------------------------------------------------------------------
Total investment return at net
asset value (%)(a)               9.35(b)       15.09         (1.42)(b)
----------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $186      $1,835              $498
----------------------------------------------------------------------
Ratio of expenses to average
 net assets (%)(c)                .71(b)        1.85           0.72(b)
----------------------------------------------------------------------
Ratio of net investment income to
 average net assets (%)          3.15(b)        5.42           2.34(b)
----------------------------------------------------------------------
Portfolio turnover (%)            234.95      234.95            317.91
----------------------------------------------------------------------


FINANCIAL HIGHLIGHTS continued
                                  Year ended October 31
----------------------------------------------------------------------
-
----------------------------------------------------------------------
-
           1995           1994         1993         1992          1991
----------------------------------------------------------------------
                                        Class A
----------------------------------------------------------------------
          $9.32         $10.47       $10.47       $10.52        $9.90
----------------------------------------------------------------------
            .60            .61          .83          .84           .80
            .84         (1.07)           --        (.05)           .62
----------------------------------------------------------------------
           1.44          (.46)          .83          .79         1.42
----------------------------------------------------------------------
          (.59)          (.66)        (.83)        (.72)         (.80)
             --             --           --        (.12)            --
----------------------------------------------------------------------
             --          (.03)           --           --            --
----------------------------------------------------------------------
          (.59)          (.69)        (.83)        (.84)         (.80)
----------------------------------------------------------------------
         $10.17          $9.32       $10.47       $10.47        $10.52
----------------------------------------------------------------------
          15.97         (4.54)         8.17         7.75         14.90
----------------------------------------------------------------------
       $426,252       $449,480     $600,181     $655,656      $730,319
----------------------------------------------------------------------
           1.12           1.06         1.05         1.11          1.17
----------------------------------------------------------------------
           6.22           6.91         7.81         6.83          7.90
----------------------------------------------------------------------
         234.95         317.91       150.05       248.37        215.17
----------------------------------------------------------------------

* Per share net investment income for the period ended October 31, 1995 for class M has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  Not annualized.

(c) The ratio of expenses to average net assets for the periods ended October 31, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (See Note
     2).

NOTES TO FINANCIAL STATEMENTS
October 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, consistent with preservation of capital, through investments primarily in U.S. government securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. (Putnam Management), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short- term money market instruments.

C FORWARD CURRENCY CONTRACTS The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

D REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

E SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discount on zero coupon bonds are accreted according to the effective yield method. Foreign currency denominated receivables and payables are "marked-to-market" using the current exchange rate.

F FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the- counter are valued using prices supplied by dealers.

G FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At October 31, 1995 the fund had a capital loss carryover of approximately $240,052,000 which may be available to offset future net capital gains, if any. The amount of the carryover and the expiration date are:

LOSS CARRYOVER                EXPIRATION
------------------------------------------
$52,679,000                     10/31/96
$118,265,000                    10/31/97
$15,005,000                     10/31/98
$54,103,000                   10/31/2002
------------------------------------------

H DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on foreign forward currency contracts, paydown gains and losses on mortgage- backed securities and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1995, the fund reclassified $3,524,784 to increase undistributed net investment income and $3,524,784 to increase accumulated net realized losses. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I FOREIGN CURRENCY TRANSLATION The accounting records of the fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market price of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

J TBA PURCHASE COMMITMENTS The fund, may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deem it appropriate to do so.

K TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a fund realizes a gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.75% of the first $100 million of average net assets, 0.65% of the next $100 million, 0.55% of the next $300 million, 0.45% of the next $500 million, and 0.4% of any amount over $1 billion, subject, under current law, to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2% of the next $70 million, and 1.5% of any excess over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $980, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial  functions  for the fund's assets  are  provided  by  Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1995, fund expenses were reduced by $123,414 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangments in an income-producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A shares, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payment by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1995 Putnam Mutual Funds Corp., acting as underwriter received net commissions of $17,306 from the sale of class A shares, $1,461 in contingent deferred sales charges from redemptions of class B shares, and net commissions of $411 from the sale of class M shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES During the year ended October 31, 1995 purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $149,525,381 and $254,867,892, respectively. Purchases and sales of U.S. government obligations aggregated $884,514,651 and $875,542,407, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES

At October 31, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                YEAR ENDED OCTOBER 31
----------------------------------------------------------------------
                                                                 1995
----------------------------------------------------------------------
CLASS A                                     SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                              1,000,695         $9,647,859
Shares issued in connection with
reinvestment of distributions            1,396,135         13,441,981
----------------------------------------------------------------------
                                         2,396,830         23,089,840
----------------------------------------------------------------------
Shares repurchased                     (8,733,361)       (84,013,840)
----------------------------------------------------------------------
NET DECREASE                           (6,336,531)      $(60,924,000)
----------------------------------------------------------------------
                                                YEAR ENDED OCTOBER 31
----------------------------------------------------------------------
                                                                 1994
----------------------------------------------------------------------
CLASS A                                     SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                              2,036,223        $20,180,628
Shares issued in connection
with reinvestment of distributions       1,818,844         17,818,233
----------------------------------------------------------------------
                                         3,855,067         37,998,861
Shares repurchased                    (12,947,301)      (126,479,041)
----------------------------------------------------------------------
NET DECREASE                           (9,092,234)      $(88,480,180)
----------------------------------------------------------------------
                                                YEAR ENDED OCTOBER 31
----------------------------------------------------------------------
                                                                 1995
----------------------------------------------------------------------
CLASS B                                     SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                                229,692         $2,219,468
Shares issued in connection with
reinvestment of distributions                4,496             43,550
----------------------------------------------------------------------
                                           234,188          2,263,018
----------------------------------------------------------------------
Shares repurchased                       (106,780)        (1,019,887)
----------------------------------------------------------------------
NET INCREASE                               127,408         $1,243,131
----------------------------------------------------------------------
                                                          JUNE 6, 1994
                                                         (COMMENCEMENT
                                                        OF OPERATIONS)
                                                         TO OCTOBER 31
----------------------------------------------------------------------
                                                                 1994
----------------------------------------------------------------------
CLASS B                                     SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                                 55,736           $524,009
Shares issued in connection with
reinvestment of distributions                  223              2,077
----------------------------------------------------------------------
                                            55,959            526,086
----------------------------------------------------------------------
Shares repurchased                         (2,371)           (21,936)
----------------------------------------------------------------------
NET INCREASE                                53,588           $504,150
----------------------------------------------------------------------
                                                        APRIL 12, 1995
                                                         (COMMENCEMENT
                                                        OF OPERATIONS)
                                                         TO OCTOBER 31
----------------------------------------------------------------------
                                                                 1995
----------------------------------------------------------------------
CLASS M                                     SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                                 18,625           $182,753
Shares issued in connection with
reinvestment of distributions                  155              1,550
----------------------------------------------------------------------
                                            18,780            184,303
----------------------------------------------------------------------
Shares repurchased                           (530)            (5,356)
----------------------------------------------------------------------
NET INCREASE                                18,250           $178,947
----------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary Coburn
Vice President

Kenneth Taubes
Vice President and Fund Manager

Max S. Senter
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Federal Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                             Bulk Rate
                                                          U.S. Postage
                                                                  PAID
                                                                Putnam
                                                           Investments

21705-039/334/878   12/95

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points and similar graphic symbols are omitted.

(7)  Page numbering is different.